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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  July 16, 1997
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                              THE REGISTRY, INC.
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              (Exact name of registrant as specified in charter)

   MASSACHUSETTS                         0-28192                 04-2920563
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
   of incorporation)                                         Identification No.)


189 Wells Avenue, Newton, MA                                        02159
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(Address of principal executive offices)                          (Zip Code)


      Registrant's telephone number, including area code:  (617) 527-6886
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                          This is page 1 of 5 pages.
                       Exhibit Index appears on page 5.
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Item 2.    Acquisition of Stock

(a) On July 16, 1997, pursuant to a Stock Purchase Agreement dated July 10, 1997 (the "Agreement") among the Registrant, McClain Group, Inc., a Virginia corporation (the "Company"), David H. Gleberman, Michael E. Mendelson and Andrew
J. Reisinger (each a "Seller" and collectively the "Sellers"), the Registrant acquired all of the outstanding capital stock of the Company from the Sellers for an aggregate cash consideration of $15.4 million. The amount and nature of the consideration was determined by arms-length negotiation among the parties.

     The foregoing description is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.
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Item 7.    Financial Statement and Exhibits.

           No financial statements are required to be filed in connection with the acquisition.

     (c)   Exhibits:

     2.1 Stock Purchase Agreement dated July 10, 1997 among The Registry, Inc., McClain Group, Inc., David H. Gleberman, Michael E. Mendelson and Andrew J. Reisinger.*



     * In accordance with Item 601(b)(2) of Regulation S-K, the registrant has omitted exhibits and schedules to the Stock Purchase Agreement from this filing. The registrant agrees to provide any omitted schedules and exhibits supplementally to the Commission upon request.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 THE REGISTRY, INC.


                                 By: /s/ Robert E. Foley
                                    -------------------------------------
                                    Name: Robert E. Foley
                                    Title: Chief Financial Officer and Treasurer


Date: July 21, 1997
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                                 EXHIBIT INDEX

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Exhibit No.                 Description of Exhibits               Page
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
2.1            Stock Purchase Agreement dated July 10, 1997
               (the "Agreement") among the Registrant,
               McClain Group, Inc., a Virginia corporation
               (the "Company"), David H. Gleberman, Michael E.
               Mendelson and Andrew J. Reisinger.
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